UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2013 (December 10, 2013)

ACCELERIZE NEW MEDIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

2244 West Coast Highway, Suite 250 Newport Beach, California	92663
(Address of Principal Executive Offices)	(Zip Code)

(949) 515-2141

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 10, 2013, Accelerize New Media, Inc., or the Company, entered into Amendment Number Two to Asset Purchase Agreement, or the Second Amendment, with Emerging Growth LLC, a Delaware limited liability company, or the Buyer, which Second Amendment modified certain terms of the Asset Purchase Agreement, or the Agreement, dated as of September 27, 2012, between the Company and the Buyer. The Agreement was previously amended by Amendment Number One to the Agreement, or the First Amendment, on June 10, 2013. The Agreement was described in the Company’s Current Report on Form 8-K dated September 27, 2012 and the First Amendment was described in the Company’s Current Report on Form 8-K dated June 10, 2013.

Pursuant to the Agreement, the Buyer purchased the assets comprising the Company’s online marketing services business, or the Assets. Pursuant to the First Amendment, the Buyer delivered an Amended and Restated Services Note, or the Amended and Restated Services Note, with an initial principal balance of $451,126.60 to the Company. The Amended and Restated Services Note provided that the Buyer may render services to the Company of a nature and at a cost to be agreed with the Company, and the aggregate amount of such services would reduce the principal balance of the Amended and Restated Services Note. The Company has determined that it no longer desires such services after December 31, 2013. Pursuant to the Second Amendment, the Buyer paid $57,175.73 to the Company on December 10, 2013, which amount includes all unpaid interest on the Amended and Restated Services Note through the date of payment, following which the Amended and Restated Services Note and its remaining balance of $254,277.08 was cancelled and the Company released its security interest in the Assets. To the Company’s knowledge, certain of the members of the Buyer are shareholders of the Company, though these members do not currently own in the aggregate more than five percent of the membership interests in the Buyer or of the shares of the Company. The terms of the Second Amendment were negotiated at arms’ length between the Company and the Buyer.

The descriptions of the Second Amendment, First Amendment and the Amended and Restated Services Note, and the Agreement are not complete and are subject to and qualified in their entirety by reference to the Second Amendment, First Amendment and the Amended and Restated Services Note, and the Agreement, respectively, copies of which are filed as exhibits to the Company’s Current Reports on Form 8-K filed today, on June 10, 2013, and on September 27, 2012, respectively, and are incorporated herein by reference.

ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the Second Amendment, the Amended and Restated Services Note was cancelled on December 10, 2013. The information disclosed in Item 1.01 with respect to the cancellation of the Amended and Restated Services Note is incorporated into this Item 1.02 in its entirety.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Amendment Number Two to Asset Purchase Agreement, dated December 10, 2013, between Accelerize New Media, Inc. and Emerging Growth LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERIZE NEW MEDIA, INC.
By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: December 10, 2013